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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 5, 2007

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  001-16587                  58-1597246
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       of Incorporation)               Number)            Identification Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Compensatory Arrangements
          of Certain Officers.

          (b) On September 5, 2007, Orion HealthCorp, Inc. (the "Company") announced the resignation of Stephen H. Murdock as the Company's Chief Financial Officer and Corporate Secretary. Mr. Murdock's resignation is effective as of September 30, 2007.

Item 9.01 Financial Statements and Exhibits.

          (d)  Exhibits  The following exhibits are furnished as part of this current report:

          Exhibit        Description
          -------        -----------
          99.1           Copy of press release issued by the Company on
                         September 5, 2007.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ORION HEALTHCORP, INC.


                                       By: /s/ Terrence L. Bauer
                                           -------------------------------------
                                           Terrence L. Bauer
                                           President and Chief Executive Officer


Date: September 5, 2007

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------
99.1           Copy of press release issued by the Company on September 5, 2007.